                                                                   EXHIBIT 99.1

                           RECREATIONAL, EQUIPMENT
                             AND CONSUMER TRUST
                                SERIES 1999-A

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment transferred to the Trust on the Closing Date. The information below includes the Initial Contracts described in the Prospectus Supplement dated June 16, 1999, as well as the Additional Contracts transferred to the Trust on the Closing Date. There will be no Subsequent Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement dated
June 16, 1999.

                         Characteristics of Contracts

                                                              % of               Weighted  Weighted           Weighted
                                                             Cutoff               Average   Average  Weighted Average
                                     % of      Scheduled    Date Pool  Average   Remaining Original  Average  Loan-to-
                         Number of Contract    Principal    Principal Principal    Term    Scheduled Contract  Value
       Asset Type        Contracts   Pool       Balance      Balance   Balance    (1)(2)   Term (2)    Rate    Ratio
       ----------        --------- -------- --------------- --------- ---------- --------- --------- -------- --------
Recreational Vehicles..    9,637    19.07%  $216,958,596.79   36.16%  $22,513.08    161       164      9.90%     86%
Motorcycles............   15,398    30.46    145,989,100.16   24.33     9,481.04     69        72     13.21      85
Keyboard Instruments...    1,708     3.38     19,981,587.11    3.33    11,698.82    101       104     10.90      84
Marine Products........    6,885    13.62    110,197,400.86   18.37    16,005.43    142       145     10.81      86
Horsetrailers..........    5,510    10.90     54,958,136.14    9.16     9,974.25    120       123     10.87      86
Sport Vehicles.........   11,410    22.57     51,910,854.55    8.65     4,549.59     49        53     15.09      87
                          ------    -----   ---------------   -----   ----------    ---       ---     -----     ---
 Total.................   50,548      100%  $599,995,675.61     100%  $11,869.82    120       123     11.44%     86%
                          ======    =====   ===============   =====   ==========    ===       ===     =====     ===

--------
(1) Based on scheduled payments due after the cutoff date and assuming no prepayments on the contracts.
(2) Expressed in number of months.

                     Geographic Concentration of Contracts

                                                         Aggregate      % of Contracts
                            Number of    % of Number Principal Balance  by Outstanding
                         Contracts as of     of         Outstanding    Principal Balance
         State             Cutoff Date    Contracts  as of Cutoff Date as of Cutoff Date
         ------          --------------- ----------- ----------------- -----------------
Alabama.................      1,392          2.75%    $ 15,307,162.98         2.55%
Alaska..................         77           .15        2,359,675.27          .39
Arizona.................      2,587          5.12       35,077,600.10         5.85
Arkansas................        404           .80        6,370,491.16         1.06
California..............      7,264         14.37       93,202,115.42        15.53
Colorado................        779          1.54       12,225,434.87         2.04
Connecticut.............        619          1.22        5,257,348.98          .88
Delaware................        106           .21          874,861.18          .15
District of Columbia....         26           .05          379,543.32          .06
Florida.................      5,065         10.02       59,162,507.09         9.86
Georgia.................      2,311          4.57       25,569,748.24         4.26
Hawaii..................         85           .17          742,498.68          .12
Idaho...................         74           .15        1,487,951.68          .25
Illinois................        787          1.56        8,074,457.71         1.35
Indiana.................        617          1.22        6,004,817.65         1.00
Iowa....................        185           .37        1,926,768.31          .32
Kansas..................        232           .46        3,395,447.79          .57
Kentucky................        720          1.42        5,544,495.53          .92
Louisiana...............        635          1.26        8,769,545.54         1.46
Maine...................         83           .16          811,483.90          .14
Maryland................        712          1.41        7,394,330.55         1.23
Massachusetts...........        872          1.73        7,631,814.89         1.27
Michigan................        650          1.29        9,889,019.66         1.65
Minnesota...............        593          1.17        7,357,079.66         1.23
Mississippi.............        442           .87        5,081,796.83          .85
Missouri................      1,048          2.07       11,491,713.75         1.92
Montana.................         75           .15        1,175,829.19          .20
Nebraska................         85           .17        1,194,069.05          .20
Nevada..................        738          1.46       11,571,793,75         1.93
New Hampshire...........        131           .26        1,741,438.16          .29
New Jersey..............      1,428          2.83       10,627,441.49         1.77
New Mexico..............        475           .94        5,675,445.91          .95
New York................      1,323          2.62       16,377,648.45         2.73
North Carolina..........      3,180          6.29       30,643,608.38         5.11
North Dakota............         46           .09          548,773.86          .09
Ohio....................        710          1.40        9,872,792.73         1.65
Oklahoma................        607          1.20        6,955,414.49         1.16
Oregon..................        949          1.88       13,232,918.35         2.21
Pennsylvania............        871          1.72        8,232,431.57         1.37
Rhode Island............        215           .43        1,774,635.91          .30
South Carolina..........      1,134          2.24       13,251,711.63         2.21
South Dakota............         57           .11          930,890.51          .16
Tennessee...............        908          1.80       11,622,002.07         1.94
Texas...................      5,987         11.84       71,938,291.22        11.99
Utah....................        109           .22        1,899,563.06          .32
Vermont.................         35           .07          291,724.72          .05
Virginia................      1,300          2.57       12,238,620,35         2.04
Washington..............      1,391          2.75       20,613,034.55         3.44
West Virginia...........        110           .22        1,008,098.93          .17
Wisconsin...............        265           .52        4,577,957.57          .76
Wyoming.................         46           .09          550,721.64          .09
Non-U.S. based service
 personnel..............          8           .02           59,107.33          .01
                             ------        ------     ---------------       ------
  Total.................     50,548        100.00%    $599,995,675.61       100.00%
                             ======        ======     ===============       ======

  The state concentrations described in this table are based on the billing address of the obligor listed in Green Tree's records.

                    Original Contract Amounts of Contracts

                                                Aggregate
                                                Principal
                                                 Balance      % of Contracts
                               Number of       Outstanding    by Outstanding
                               Contracts      as of Cutoff   Principal Balance
 Original Contract Amount  as of Cutoff Date      Date       as of Cutoff Date
 ------------------------  ----------------- --------------- -----------------
Less than $10,000.........      29,397       $155,090,559.31       25.85%
Between $10,000 and
 $19,999..................      14,758        205,169,212.51       34.20
Between $20,000 and
 $29,999..................       3,412         79,623,432.85       13.27
Between $30,000 and
 $39,999..................       1,173         39,583,837.02        6.60
Between $40,000 and
 $49,999..................         590         25,872,780.87        4.31
Between $50,000 and
 $59,999..................         398         21,406,683.29        3.57
Between $60,000 and
 $69,999..................         245         15,557,693.45        2.59
Between $70,000 and
 $79,999..................         177         13,141,004.53        2.19
Between $80,000 and
 $89,999..................         149         12,488,940.86        2.08
Between $90,000 and
 $99,999..................          72          6,762,944.51        1.13
Between $100,000 and
 $109,999.................          36          3,724,308.57         .62
Between $110,000 and
 $119,000.................          30          3,364,994.59         .56
Between $120,000 and
 $129,999.................          26          3,195,634.92         .53
Between $130,000 and
 $139,999.................          15          1,972,601.70         .33
Between $140,000 and
 $149,999.................          19          2,711,682.12         .45
Between $150,000 and
 $159,999.................          11          1,676,675.59         .28
Between $160,000 and
 $169,999.................           4            644,947.42         .11
Between $170,000 and
 $179,999.................           7          1,114,936.12         .19
Between $180,000 and
 $189,999.................           5            922,641.08         .15
Between $190,000 and
 $199,999.................           3            565,578.73         .09
Between $200,000 and
 $249,999.................          13          2,826,887.56         .47
Between $250,000 and
 $299,999.................           4          1,090,751.23         .18
Between $300,000 and
 $349,999.................           3            982,273.71         .16
Between $350,000 and
 $399,999.................           0                   .00         .00
Between $400,000 and
 $449,999.................           0                   .00         .00
Between $450,000 and
 $499,999.................           0                   .00         .00
Between $500,000 and
 $549,999.................           1            504,673.07         .08
                                ------       ---------------      ------
  Total...................      50,548       $599,995,675.61      100.00%
                                ======       ===============      ======

                       Year of Origination of Contracts

                                                                    % of Contracts
                                               Aggregate Principal  by Outstanding
  Year of                  Number of Contracts Balance Outstanding Principal Balance
 Oiginationr                as of Cutoff Date   as of Cutoff Date  as of Cutoff Date
-----------                ------------------- ------------------- -----------------
   1989...................            1          $     46,241.97           .01%
   1990...................            0                      .00           .00
   1991...................            0                      .00           .00
   1992...................            0                      .00           .00
   1993...................            0                      .00           .00
   1994...................            0                      .00           .00
   1995...................           20               219,070.65           .04
   1996...................          105             2,521,456.03           .42
   1997...................          236             6,432,472.00          1.87
   1998...................       19,964           254,528,403.80         42.42
   1999...................       30,222           336,248,031.16         56.04
                                 ------          ---------------        ------
     Total................       50,548          $599,995,675.61        100.00%
                                 ======          ===============        ======

                  Original Loan-to-Value Ratios of Contracts

                                                                  % of Contracts
                                             Aggregate Principal  by Outstanding
                         Number of Contracts Balance Outstanding Principal Balance
  Loan-to-Value Ratio     as of Cutoff Date   as of Cutoff Date  as of Cutoff Date
  -------------------    ------------------- ------------------- -----------------
Less than 61%...........        3,654          $ 25,671,777.34          4.28%
From 61% to 65%.........        1,345            12,742,845.10          2.12
From 66% to 70%.........        1,977            19,459,827.06          3.24
From 71% to 75%.........        3,374            34,647,369.18          5.77
From 76% to 80%.........        4,735            55,497,741.42          9.25
From 81% to 85%.........        6,433            79,347,297.77         13.22
From 86% to 90%.........       13,860           163,020,456.80         27.17
From 91% to 95%.........        7,097            96,361,135.44         16.06
Over 95%................        8,073           113,247,225.50         18.87
                               ------          ---------------        ------
  Total.................       50,548          $599,995,675.61        100.00%
                               ======          ===============        ======

                          Contract Rates of Contracts

                                                               % of Contracts
                                          Aggregate Principal  by Outstanding
                      Number of Contracts Balance Outstanding Principal Balance
    Contract Rate      as of Cutoff Date   as of Cutoff Date  as of Cutoff Date
    -------------     ------------------- ------------------- -----------------
Less than 5.000%.....            9          $    139,958.87           .02%
 5.001% to 6.000%....           35               358,814.79           .06
 6.001% to 7.000%....            1                13,661.06            *
 7.001% to 8.000%....          255            22,094,058.33          3.68
 8.001% to 9.000%....        1,263            58,811,188.94          9.80
 9.001% to 10.000%...        5,104           120,189,163.56         20.03
10.001% to 11.000%...        7,855           124,679,768.15         20.78
11.001% to 12.000%...        8,592            89,639,120.62         14.94
12.001% to 13.000%...        7,025            64,018,901.20         10.67
13.001% to 14.000%...        5,581            39,088,742.17          6.51
14.001% to 15.000%...        6,031            35,205,861.70          5.87
15.001% to 16.000%...        3,907            21,073,791.62          3.51
16.001% to 17.000%...        2,528            12,979,629.84          2.16
Over 17.000%.........        2,362            11,703,006.76          1.95
                            ------          ---------------        ------
  Total..............       50,548          $599,995,675.61        100.00%
                            ======          ===============        ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cutoff date.

                   Remaining Months to Maturity of Contracts

                                                                       % of Contracts
                                                  Aggregate Principal  by Outstanding
                              Number of Contracts Balance Outstanding Principal Balance
Remaining Months to Maturity   as of Cutoff Date   as of Cutoff Date  as of Cutoff Date
----------------------------  ------------------- ------------------- -----------------
Fewer than 31.............           2,983          $  9,442,645.98          1.57%
 31 to  60................          21,632           121,246,125.64         20.21
 61 to  90................          10,973           119,048,910.27         19.84
 91 to 120................           4,562            65,696,709.13         10.95
121 to 150................           6,387           110,680,807.83         18.45
151 to 180................           3,285           118,769,757.31         19.80
181 to 210................             236             9,970,161.14          1.66
211 to 240................             490            45,140,558.31          7.52
                                    ------          ---------------        ------
  Total...................          50,548          $599,995,675.61        100.00%
                                    ======          ===============        ======